                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material under Rule 14a-12

                         Radiance Medical Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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
[RADIANCE MEDICAL SYSTEMS, INC. LOGO]                    FOR FURTHER INFORMATION
                                             CONTACT JEFF THIEL, PRESIDENT & CEO
                                                       TELEPHONE: 1-800-983-2284

              New Clinical Data Presented at International Congress
               Confirming the Clinical Value of Endoluminal Graft
                      Technology to be Acquired by Radiance

      IRVINE, CA--(BW Healthwire)--February 19, 2002, Radiance Medical Systems, Inc. (Nasdaq RADX-news) today announced that Endologix, Inc. made two presentations at the 15th annual International Congress of Endovascular Interventions, held February 10th - 14th in Phoenix, AZ, on data from two clinical trials using Endologix's endoluminal stent grafts for the treatment of abdominal aortic aneurysms (AAA).

      Dr. Shin Ishimaru from Tokyo Medical University presented data on 68 patients treated at five centers in the clinical study conducted in Japan. Data from this study was submitted as part of the package seeking approval to sell products in Japan. To date, Endologix is the only company to have completed their clinical trial in Japan and submitted their data for approval.

      In a second presentation, Marcelo Cerezo, M.D. of Hospital Espanol de La Plata in Argentina, discussed interim results from a five center 60 patient study conducted in Argentina. Dr. Cerezo provided detailed information on the technical success and low complication rate with the PowerLink system.

      On February 12, 2002, Dr. Edward B. Diethrich, a founder of Endologix, performed a successful implant of the PowerLink system, which was broadcast live to a public forum at the meeting.

      Commenting on the presentations of Endologix's clinical trials, Radiance President and CEO Jeff Thiel said, "These clinical studies show the benefits of Endologix's AAA technology to the physician and patient. We expect the PowerLink system to be a very competitive solution in the large and growing AAA market."

      As announced previously, Radiance has signed a definitive merger agreement with Endologix. The merger is subject to shareholder approval from both companies and the satisfaction of other customary conditions of closing. Radiance expects the transaction to close in the second quarter of 2002.

      According to published reports the market for endoluminal stent grafts for the treatment of AAAs is expected to grow to over $700 million in the next five years.

      Radiance Medical Systems develops radiation delivery catheters for use in the treatment of coronary and peripheral vascular systems to prevent restenosis following the interventional treatment of atherosclerosis. For more information about Radiance, visit the company's web site at www.radiance.net.


                                   -- more --
                13900 Alton Parkway, Suite 122 - Irvine, CA 92618
                1.800.983.2284 - 949.457.9546 - Fax: 949.457.9561
                                www.radiance.net

      Except for historical information contained herein, this news release contains forward-looking statements, the accuracy of which are necessarily subject to risks and uncertainties, and which may be affected by, among other things, risks and uncertainties related to the shareholder approval of the merger with Endologix, the effects of the merger with Endologix on Radiance, the ability of Radiance to successfully integrate Endologix's and Radiance's operations and business strategies, future economic, competitive and market conditions, including those in Europe and Asia and those related to Radiance's and Endologix's strategic markets, whether the products offered will achieve acceptance in the marketplace and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Radiance. In addition, the accuracy of the forward-looking statements in this news release are necessarily subject to other risks and uncertainties, and may be affected by, among other things, risks and uncertainties involving new product development and introduction cycles, research and development activities, including failure to demonstrate clinical efficacy, delays by regulatory authorities, scientific and technical advances by third parties, introduction of competitive products, third party reimbursement and physician training, and other risk factors, and matters set forth in the Company's Annual Report on Form 10-K for the year ended December 31st, 2000 and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30th, 2001.

      Radiance will be filing documents concerning the merger transaction mentioned above with the Securities and Exchange Commission. RADIANCE URGES INVESTORS AND SECURITYHOLDERS TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE, INCLUDING THE PROXY STATEMENT RELATED TO THE MERGER, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and securityholders may obtain these documents and others related to Radiance free of charge at the SEC's web site at www.sec.gov. In addition, documents filed by Radiance with the SEC will be available for free by directing a request to the Secretary of Radiance, at 13900 Alton Parkway, Suite 122, Irvine, CA 92618, telephone (949) 457-9546. Radiance, its directors and executive officers and other employees may participate in the solicitation of proxies on behalf of the merger. The information concerning the participants will be included in the proxy statement on Schedule 14A to be filed with the SEC.

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